                                                                   Exhibit 10.18

THIS AGREEMENT and PLAN OF EXCHANGE of Shares of Stock ("the Agreement"), dated as of April 1, 1996, between PETROLEUM DEVELOPMENT CORPORATION, a Nevada corporation, with its principal corporate office at 103 E. Main Street, Bridgeport, West Virginia 26330, party of the first part, herein called "PDC," and RNG HOLDING COMPANY, a West Virginia corporation, with its corporate office at Route 1, Box 198, Lost Creek, West Virginia 26385, hereinafter called "RNG", and THOMAS E. RILEY and DONNA R. RILEY, both having a mailing address of P.O. Box 280, West Milford, West Virginia 26451, hereinafter called by their full names or sometimes referred to as the "RILEYS", parties of the second part.

     1.  RECITALS. (a) WHEREAS, PDC is a public corporation, duly organized and
         --------
existing under the laws of the State of Nevada, and licensed in West Virginia as a foreign corporation; and (b) WHEREAS, RNG is duly organized and existing under the laws of the State of West Virginia; and (c) WHEREAS, at the date of this Agreement RNG has authorized capital consisting of Ten Thousand and 00/100 Dollars ($10,000.00) which capital stock is divided into One Thousand (1,000) shares each share having a par value of Ten Dollars ($10.00) per share; and
(d) WHEREAS, as of the date of this Agreement there are Five Hundred (500) shares issued and outstanding in the name of Thomas E. Riley; and (e) WHEREAS, the parties have agreed and do herein agree to exchange all of the issued and outstanding shares of RNG for shares of PDC on the terms and conditions herein set out.

     NOW, THEREFORE, in consideration of the premises, (which are incorporated herein by reference) the sum of One Dollar ($1.00), cash in hand paid each to the other and the parties intending to be bound agree as follows:

     2.  EXCHANGE OF SHARES. On the date of the completion of the RNG audit
         ------------------
described in Paragraph 4 hereof, PDC will issue or cause to be issued to Thomas
E. Riley shares of the common capital stock of PDC having a par value of $0.01 each, the number of shares determined by or equal to the total value of shareholders equity in RNG, determined as hereinafter provided, divided by the average daily closing price of PDC common stock as quoted daily in the Wall Street Journal during the month of March, 1996.

     3.  ADJUSTMENTS TO THE EXCHANGE VALUATIONS. In the event the average daily
         --------------------------------------
closing price of the PDC stock on March 31, 1998 is less than One Dollar Ninety and 22/1000 cents ($1.9022), PDC will deliver to Thomas E. Riley additional shares of PDC stock. The number of shares to be delivered shall be determined by subtracting the average daily closing price of PDC stock for the month of March, 1998 from $1.9022, multiplying that difference by the number of shares initially issued, and dividing that product by the average daily closing price per share for the month of March, 1998, provided, however, that the total number of shares delivered under this adjustment shall not exceed the total number of shares originally delivered under this exchange agreement.

     This calculation is expressed as follows:

     (1.9022 - March, 1998 Price)

     X Original shares issued / March 1998 Price

     4.  DETERMINATION OF RNG'S SHAREHOLDER EQUITY. The Shareholder Equity
         -----------------------------------------
referred to in paragraph 2 above shall be determined and fixed as of March 31 1996, by an audit of the books, records and accounts of RNG by Conley Johnson, CPA, P.O. Box 1150, Fairmont, West Virginia 26555-1150. The PDC shares to be exchanged shall be determined and the shares delivered at the conclusion of the RNG audit.

     5.  EMPLOYMENT AGREEMENTS. With the execution of this Agreement, PDC shall
         ---------------------
enter into separate employment agreements with said Thomas E. Riley and Donna R. Riley, which agreements are incorporated by reference.




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     6.  OPERATION OF RNG. RNG will become a wholly owned subsidiary of PDC and
         ----------------
will keep or continue its same officers at least through the current corporate year. On the date of the exchange of stock (as provided by Paragraphs 3 and 4 above) the Rileys shall deliver the outstanding certificate for shares of RNG and shall each resign as Directors of RNG. On or prior to the exchange date of April 1, 1996, RNG Service Company will be spun off as an independent entity with all stock in RNG Service Company being issued to and held by Thomas E. Riley. Thomas E. Riley may continue to operate RNG Service Company for a period of time in order to effect an orderly conclusion of its operations and to assist its employees in obtaining employment. It is anticipated that this operation will not exceed Twelve (12) months. Employees of Riley Natural Gas Company shall be retained in their current capacities. For retained employees prior service with RNG shall be applied when determining eligibility for vacations and other employee benefits. Such employees are to have continued health, retirement and sick leave coverages with PDC. RNG shall maintain communication capabilities at or near their present offices after their work location has moved to Bridgeport.

     7.  REPRESENTATIONS AND WARRANTIES OF RNG AND THE RILEYS.
         ----------------------------------------------------

     7.1 General. The Rileys are actively involved in the day-to-day financial
         -------
and operational aspects of the RNG business and knowledgeably make the covenants, representations and warranties set forth herein.

     7.2 Ownership of Stock. Thomas E. Riley is the owner of record and in fact
         ------------------
of Five Hundred (500) shares of the common capital stock of RNG, that being the only shares of every kind of stock issued by RNG. RNG is the holder and owner of all of the issued stock of its wholly owned



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

subsidiary, Riley National Gas Company, a West Virginia corporation. No resolutions relating to dissolution or notices of dissolution have been enacted for or on behalf of any corporations.

     7.3 Due incorporation, good standing and qualification. RNG is a
         --------------------------------------------------
corporation, duly incorporated, in good standing with all requisite corporate powers of authority to own and operate its properties and to carry on its business as presently conducted. RNG has issued and outstanding the Five Hundred
(500) shares of common capital stock, which is validly issued, fully paid and non assessable. There is no other class of stock. There are no outstanding subscriptions, options, warrants, convertible securities, costs, commitments or agreements to which RNG is a party calling for or requiring the issuance, transfer, sale or other disposition of shares of stock of RNG or its subsidiary or related company, either in all events or upon the occurrence of any contingency calling for or requiring the issuance of any securities or rights convertible into or exchangeable into shares of RNG or any of its subsidiaries or related companies.

     7.4 Financial Statements. The balance sheet and related financial
         --------------------
statements of RNG as of March 31, 1996, will be, to the knowledge of the second party and the Rileys as prepared by Conley Johnson, CPA, true and accurate and fairly represent the financial position and shareholder equity for the period audited, as well as the results of operations and changes in financial position reported in conformity with generally accepted accounting principles applied on a consistent basis. RNG has no other material liabilities or obligations of a type which would be included on a balance sheet prepared in accordance with generally accepted accounting policies.

     7.5 Material Changes. Since January 1, 1996, there has not been (i) any
         ----------------
adverse material change in the financial condition, business, properties or assets of RNG; (ii) any event or condition which has materially and adversely affected the business of RNG or (iii) any mortgage,



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security interest or pledge of any material amount of the properties or assets of RNG, except in each case as is disclosed in the financial statements and footnotes related thereto.

     7.6 Tax matters: Litigation. RNG has filed with the appropriate state,
         -----------------------
federal and local governmental agencies all income tax returns and reports which are required to be filed and has paid in full, all taxes, interest, penalties, assessments or deficiencies shown to be due on such returns and reports. Provisions for taxes reflected in the tax returns are adequate. RNG is not a party to any pending action or proceeding nor, to the best of RNG or the Riley's knowledge, is any action or proceeding threatened by either any governmental agency or any other person, firm or corporation for taxes or claims of any kind whatsoever.

     7.7 Title to Properties. RNG has generally satisfactory title to all of its
         -------------------
significant properties and assets, real and personal, which it owns, free and clear of all security interests, liens, encumbrances and charges except for (i) liens for current taxes not yet due nor payable; (ii) liens, encumbrances disclosed in the financial statements and related notes; (iii) such imperfections of title, easements and encumbrances, if any, as are not material in character amount or extent and do not materially interfere with the use of such property or the business operations being conducted thereon or used therewith. Leases of RNG are valid and enforceable according to their terms.

     7.8 Authority and Compliance. RNG has the full corporate power and lawful
         ------------------------
authority to execute and deliver this Agreement and has the approval and authority to consummate the transactions contemplated hereby and this Agreement will constitute the valid, legally binding obligation of RNG according to its terms. No approval or consent of any federal, state or other governmental agency or body is required in connection with this transaction.


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

     7.9 Environmental. To the best of their knowledge RNG and Rileys have
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obtained all licenses, permits and other authorizations connected with the conduct of the business under all applicable federal, state and local laws, rules and regulations relating to pollution or protection of the environment. RNG and the Rileys know of no violations of environmental rules or regulations or such violations being under investigation.

     7.10 No Contract. To the best of the Rileys knowledge, there are no
          -----------
employment contracts except those contemplated by this Agreement, no consulting contracts, pension, disability, profit sharing, defined contributions, severance pay, retirement or other employee benefit plans not disclosed on the RNG financials except for existing agreements with Richard George and Steve Middleton. Nor is there any other contract or agreement obligating RNG to expend money or be obligated to do anything not shown by the financials and the notes related thereto.

     8.  PDC REPRESENTS AND WARRANTS AS FOLLOWS:
         --------------------------------------


     8.1 General. PDC is a Nevada Corporation, licensed to do business in the
         -------
State of West Virginia and elsewhere, is duly organized with all requisite power and authority to own property and conduct its business as it is being conducted.

     8.2 Due Incorporation, Good Standing, Authority to Issue Stock. PDC's
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capital consists of Twenty-Five Million (25,000,000) shares of common capital stock of a par value of $0.01 cent each and as of March 15, 1996, had issued and outstanding 10,018,790 shares. All of the outstanding shares of PDC have been authorized, validly issued, fully paid and non assessable. PDC shares are traded daily in the over the counter market of NASDAQ, under the symbol "PETD." PDC has the authority to make the transaction contemplated and to issue the requisite number of shares required by this Agreement. Such shares are not registered under the Securities Act of 1933 or with the State of West Virginia. Prior to a public sale or transfer such shares must first be registered with



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

the appropriate federal or state agency or sold or transferred pursuant to an exemption from such registration.

     8.3 Financial Statement. Financial Statements delivered to RNG and the
         -------------------
Rileys in connection with this transaction are public and on file with the S.E.C. and NASD and are available to and have been inspected and reviewed by RNG and the Rileys. Said statements fairly present the financial position of PDC as of the dates indicated and the results of operations and changes in financial position for the period(s) then ending in conformity with generally accepted accounting principles applied on a consistent basis and include all adjustments consisting only of normal accruals necessary for the fair statement of the operations for the period.

     8.4 No Material Changes. There have been no material changes in the
         -------------------
financial condition of PDC since its audit at December 31, 1995.

     8.5 Tax Matters and Litigation. PDC has filed with the appropriate state,
         --------------------------
federal and local governments, all income and other tax returns and reports as are required to be filed and has paid in full all taxes, interest, penalties and assessment as are required or claimed by such authority. To the best of PDC's knowledge there is no claim, action or proceeding threatened by any governmental agency or third party whatsoever which would in the aggregate have a material adverse effect on the business, properties, operations, prospects or assets.

     9.  REPRESENTATIONS AND WARRANTIES. All representations and warranties of
         ------------------------------
both parties are intended to survive the execution of this Agreement.

     10. CONFIDENTIALITY. The parties hereto agree that each party shall use its
         ---------------
best lawful effort to hold in strict confidence all data and information obtained from the other party(ies) to this Agreement or otherwise, except to the extent that such date and information is required to be included as disclosure to shareholders, directors, officers and employees of each party.



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

     11. COOPERATION. Subject to the terms and conditions herein provided, the
         -----------
parties shall use their best efforts to take, or cause to be taken, such action, to execute and deliver, or cause to be executed and delivered, such additional documents and to do or cause to be done all things necessary or advisable under the provisions of this Agreement and under applicable law to consummate and make effective transactions contemplated by this Agreement.

     12. COUNTERPARTS. This Agreement may be executed in a number of
         ------------
counterparts, each of which, when executed, shall constitute an original, but all of which together shall constitute the same document.

     13. ENTIRE AGREEMENT. This Agreement contains the entire agreement between
         ----------------
the parties and may not be amended or modified except in writing signed by the parties to be charged.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement all as of the day and year first hereinabove written.


                                       PETROLEUM DEVELOPMENT CORPORATION,
                                       a Nevada corporation

                                       By   /s/ James N. Ryan
                                         ---------------------------------------
                                           Its CEO
                                              ----------------------------------

                                       RNG HOLDING COMPANY,
                                       a West Virginia corporation

                                       By   /s/ Thomas E. Riley
                                         ---------------------------------------
                                           Its President
                                              ----------------------------------


                                            /s/ Thomas E. Riley
                                         ---------------------------------------
                                                  Thomas E. Riley

                                            /s/ Donna R. Riley
                                         ---------------------------------------
                                                  Donna R. Riley



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

STATE OF WEST VIRGINIA
COUNTY OF HARRISON, TO-WIT:

The foregoing instrument was acknowledged before me this 4th day of April, 1996,
                                                         ---
by James N. Ryan, CEO of PETROLEUM DEVELOPMENT CORPORATION, a Nevada
   -------------  ---
corporation, on behalf of the corporation.

My commission expires July 31, 2001
                      -------------

Seal                                   /s/  Marjorie Ann Desmond
                                     ------------------------------------
                                           Notary Public

STATE OF WEST VIRGINIA
  RT 2. BOX 2536
MARJORIE ANN DESMOND
GRAFTON, WV 26354

The foregoing instrument was acknowledged before me this 4th day of April,
                                                         ---
1996, by Thomas E. Riley, President of RNG HOLDING COMPANY, a West Virginia
         ---------------  ---------                ------------------------
corporation, on behalf of the corporation.

My Commission Expires July 31, 2001
                      -------------


                                       /s/  Marjorie Ann Desmond
                                     ------------------------------------
                                           Notary Public


STATE OF WEST VIRGINIA
COUNTY OF HARRISON, TO-WIT:

The foregoing instrument was acknowledged before me on this 4th day of April,
                                                            ---
1996, by Thomas E. Riley and Donna R. Riley.

My commission expires July 31, 2001
                      -------------

(Notarial Seal)

                                       /s/  Marjorie Ann Desmond
                                     ------------------------------------
                                           Notary Public


This instrument was prepared by:

Roger J. Morgan, Esquire
YOUNG, MORGAN & CANN, Attorneys at Law
Suite One, Schroath Building, Clarksburg, WV 26301


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